SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


                                December 17,1996
                -----------------------------------------------
                Date of report (Date of earliest event reported)


                           National Enterprises, Inc.
         ---------------------------------------------------------------
        (Exact name of small business issuer as specified in its charter)


         Indiana                         1-4799                  35-0540454
 ---------------------------      ----------------------     ------------------
(State or other jurisdiction)    (Commission file number)   (IRS Employer
 of incorporation)                                           Identification No.)


90 Adelaide Street West, Suite 300, Toronto, Ontario, Canada       M5H 3V9
------------------------------------------------------------      ---------
         (Address of principal executive offices)                 (Zip Code)


                                  214-363-8300
               --------------------------------------------------
              (Registrant's telephone number, including area code)

Item 7.  Financial Statements and Exhibits

(a)      Financial statements of businesses acquired.

     The following financial statements of Argosy Mining G.m.b.H., the business acquired as reported in ITEM 2 - ACQUISITION AND DISPOSITION OF ASSETS, ACQUISITION OF ASSETS, have been filed:

1. Argosy Mining G.m.b.H., audited financial statements for the year ended December 31, 1995. Filed as Exhibit V to original Form 8-K filed March 27, 1997 and incorporated herein by reference.

2. Argosy Mining G.m.b.H., un-audited financial statements for the nine months ended September 30, 1996. Filed as Exhibit VI to original Form 8-K filed March 27, 1997 and incorporated herein by reference.

(b)      Pro forma financial information.

         The following pro forma financial information is filed herewith:

1. National Enterprises, Inc., un-audited pro forma financial statements for the year ended December 31, 1995 and the nine months ended September 30, 1996. Filed herewith as Exhibit VII.

(c)      Exhibits.

         The following exhibits have been filed:

Exhibit  Item 601
No.      Category   Exhibit
-------  --------   -------
I          99       Share Purchase  Agreement,  dated  November 28, 1996,  among
                    National   Enterprises  Inc.  and  Danca  Investments  Inc.,
                    pertaining to the sale of all of the issued and outstanding shares of NRC, Inc. Filed as Exhibit I to original Form 8-K filed March 27, 1997 and incorporated herein by reference.

II         99       Share Purchase  Agreement,  dated  November 28, 1996,  among
                    National   Enterprises  Inc.  and  Danca  Investments  Inc.,
                    pertaining to the sale of all of the issued and  outstanding shares of National Building  Systems,  Inc. Filed as Exhibit
                    II  to   original   Form  8-K  filed   March  27,  1997  and
                    incorporated herein by reference.

III        99       Share Purchase  Agreement,  dated  November 28, 1996,  among
                    National   Enterprises  Inc.  and  Danca   Investments  Inc.
                    pertaining, to the sale of all of the issued and outstanding shares of Arendswood Homes, Inc. Filed as Exhibit III to
                    Form 8-K filed March 27, 1997 and incorporated herein by reference.

IV         99       Agreement,   dated   November  30,  1997,   among   National
                    Enterprises,   Inc.,   Argosy   Mining  Corp.   and  Mercury
                    Immobilien und Verwaltungs AG, pertaining to the acquisition of Argosy Mining G.m.B.H. Filed as Exhibit IV to original
                    Form 8-K filed March 27, 1997 and incorporated herein by reference.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     NATIONAL ENTERPRISES, INC.


Date: July 23, 1997                  By: /s/ C. W. Leigh Cassidy
                                         ---------------------------------------
                                     C. W. Leigh Cassidy, Vice President, Chief
                                     Financial Officer (Principal Financial and
                                     Accounting Officer) and Secretary

                            NATIONAL ENTERPRISES INC.
                      Pro Forma Consolidated Balance Sheet
                             As at September 30,1996
                                   (unaudited)


                                           National        Argosy
                                         Enterprises       Mining                             Pro Forma
                                            Inc.           GmbH             Adjustments    Consolidation
--------------------------------------------------------------------------------------------------------

Assets
  Cash .............................     $        25   $    2,000           $ 100,000    $    102,025
  Accounts receivable ..............               0        4,000                   0           4,000
  Inventory - land .................         109,784            0 (2)        (109,784)              0
  Other assets .....................             916            0 (2)            (916)              0
                                        -------------------------------------------------------------
                                             110,725        6,000             (10,700)        106,025

Investment - Argosy Mining GmbH ....               0            0 (3)(4)            0               0

Machinery and equipment ............               0        4,000                   0           4,000

Mineral properties and deferred
  development expenditures .........               0       89,000 (4)         105,193         194,193
                                        -------------------------------------------------------------
                                         $   110,725   $   99,000           $  94,493     $   304,218
                                        =============================================================
  Liabilities and Shareholders' Equity

Current liabilities
  Accounts payable .................     $   239,425   $    4,000 (2)(3)    $  60,228     $   303,653
  Loans payable - related parties ..         193,168            0 (2)        (193,168)              0
                                        -------------------------------------------------------------
                                             432,593        4,000            (132,940)        303,653

Shareholders' equity
  Preferred stock, 10,000,000 shares
  authorized, none issued ..........               0            0                   0               0
  Common stock, no par value,
  1,000,000,000 shares authorized,
  69,816,698 shares issued and
  outstanding ......................      47,183,763      221,000 (1)(4)(6)   (75,000)     47,329,763
  Accumulated deficit ..............     (47,505,631)    (126,000)(2)(4)      348,433     (47,283,198)
  Common stock transferred by
  affiliate ........................               0            0 (6)         (46,000)        (46,000)
                                        -------------------------------------------------------------
                                            (321,868)      95,000             227,433             565
                                        -------------------------------------------------------------
                                         $   110,725   $   99,000           $  94,493     $   304,218
                                        =============================================================


                            NATIONAL ENTERPRISES INC.
                 Pro Forma Consolidated Statement of Operations
                     and Deficit For the nine months ending
                               September 30, 1996
                                   (unaudited)

                                                National         Argosy
                                              Enterprises        Mining                            Pro Forma
                                                  Inc.            GmbH            Adjustments    Consolidation
---------------------------------------------------------------------------------------------------------------

Revenue
Land and shelter ........................   $    421,300      $         0(5)    $   (421,300)   $          0
                                              --------------------------------------------------------------
                                                 421,300                0           (421,300)              0

Cost of sales - land and shelter ........        411,631                0(5)        (411,631)              0
                                              --------------------------------------------------------------
Gross profit (loss) .....................          9,669                0             (9,669)              0

Expenses
General and administrative ..............         34,874           49,000                  0          83,874
Research and development ................              0            4,000                  0           4,000
                                              --------------------------------------------------------------
                                                  34,874           53,000                  0          87,874
                                              --------------------------------------------------------------
Loss from continuing operations .........        (25,205)         (53,000)            (9,669)        (87,874)

Discontinued operations:
Income from operations of subsidiaries...              0                0(5)           9,669           9,669
Gain on disposal of wholly owned
subsidiary ..............................              0                0(2)         222,433         222,433
                                              --------------------------------------------------------------
Net income (loss) before income taxes ...        (25,205)         (53,000)           222,433         144,228

Income taxes ............................              0            2,000                  0           2,000
                                              --------------------------------------------------------------
Net income (loss) .......................        (25,205)         (55,000)           222,433         142,228

Deficit, beginning of period ............    (47,480,426)         (71,000)(4)        126,000     (47,425,426)
                                              --------------------------------------------------------------
Deficit, end of period ..................   $(47,505,631)    $   (126,000)      $    348,433    $(47,283,198)
                                              ==============================================================
Net earnings (loss) per share ...........   $          0                             400,000    $          0
                                              ==========                         ===========     ===========

Weighted average number of shares of
common stock outstanding ................     69,416,698                                          69,816,698
                                              ==========                                         ===========

                            NATIONAL ENTERPRISES INC.
           Pro Forma Consolidated Statement of Operations and Deficit
                      For the year ended December 31, 1995
                                   (unaudited)


                                             National
                                           Enterprises    Argosy Mining                     Pro Forma
                                               Inc.            GmbH       Adjustments    Consolidation
-------------------------------------------------------------------------------------------------------

Revenue
Operating revenue ....................   $          0         226,000    $          0   $    226,000
Interest income ......................          2,445           2,000               0          4,445
                                         -----------------------------------------------------------
                                                2,445         228,000               0        230,445

Expenses
General and administrative ...........        145,032          87,000               0        232,032
Research and development .............              0         211,000               0        211,000
                                         -----------------------------------------------------------
                                              145,032         298,000               0        443,032
                                         -----------------------------------------------------------

Loss from continuing operations ......       (142,587)        (70,000)              0       (212,587)

Income from operations of subsidiaries        371,484               0               0        371,484
                                         -----------------------------------------------------------

Net income (loss) before income taxes         228,897         (70,000)              0        158,897

Income taxes .........................              0           1,000               0          1,000
                                         -----------------------------------------------------------
Net income (loss) ....................        228,897         (71,000)              0        157,897

Deficit, beginning of period .........    (47,709,323)              0               0    (47,709,323)
                                         -----------------------------------------------------------
Deficit, end of period ...............   $ (47,480,426)$      (71,000)   $          0   $(47,551,426)
                                         ===========================================================
Net earnings (loss) per share ........   $          0                         400,000   $          0
                                         ============                      ==========   ============

Weighted average number of shares of
common stock outstanding .............     46,007,433                                     46,407,433
                                         ============                                   ============

                            NATIONAL ENTERPRISES INC.
              Notes to Pro Forma Consolidated Financial Statements
                 As at December 31, 1995 and September 30, 1996

1.   Basis of Presentation:

On December 17, 1996, National Enterprises Inc. (the "Company") announced an agreement amongst the Company, its controlling shareholder Arendscor (Canada) Inc. ("Arendscor") and Mercury Immobillien und Verwaltungs AG ("Mercury") whereby Mercury acquired substantially all of Arendscor's interest in the Company, the Company transferred the ownership of its wholly owned subsidiaries to an affiliate of Arendscor as payment in full for all debts outstanding to Arendscor and its affiliates, and the Company acquired all the issued and outstanding stock of Argosy Mining G.b.m.H. ("Argosy") and its related mineral rights to explore for gold reserves in nine prospects located in Austria.

The accompanying unaudited pro forma interim consolidated balance sheet and statements of operation and deficit have been prepared from the audited financial statements of the Company and Argosy as at December 31, 1995 and the unaudited financial statements as at September 30, 1996 of the Company and Argosy.

The pro forma balance sheet and statements of operations and deficit may not be indicative either of results that actually would have occurred if the events reflected herein had been in effect on the dates indicated or of the results which may be obtained in the future.

The pro forma consolidated statements assume that the above noted purchase transaction occurred at the beginning of January, 1995.

Management recommends that this financial information should be read in conjunction with the financial statements of the Company and Argosy included with the Company's periodic reports filed with the Securities and Exchange Commission.

2.   Pro Forma Transactions and Assumptions:

These pro forma statements are presented giving effect to the following transactions:

(a) The Company will acquire all the issued and outstanding stock of Argosy for $200,193. In addition, the consideration included Mercury's transfer to Argosy, and an unrelated party, 2,300,000 shares of common stock in National, valued at $0.02 per share representing an approximation of the value of the shares.

(b) The Company will issue 400,000 common shares at $0.25 per share for proceeds of $100,000.

(c) The ownership of the wholly owned subsidiaries of the Company will be transferred to an affiliate of Arendscor as payment in full for all debts outstanding to Arendscor and its affiliates.

                            NATIONAL ENTERPRISES INC.
                  Adjustments to Pro Forma Financial Statements
                    For the period ending September 30, 1996


      1      Cash                                                                        100,000
                 Capital stock                                                                                  100,000
             Subscription for $100,000 of common shares


      2      Accounts payable                                                             42,636
             Accrued property taxes                                                       63,927
             Loans payable - related parties                                             193,168
             Accrued liabilities                                                          33,402
                Inventory - land                                                                                109,784
                Other assets                                                                                        916
                Gain on disposal of fully owned subsidiaries                                                    222,433
             Disposition of subsidiaries in exchange for elimination
             of loans payable - related parties


      3      Investment in Argosy Mining GmbH                                            200,193
                Accounts payable                                                                                200,193
             Investment in Argosy Mining GmbH


      4      Mineral properties and deferred development                                 105,193
             expenditures
             Capital stock - Argosy                                                      221,000
               Deficit - Argosy                                                                                 126,000
               Investment in Argosy Mining GmbH                                                                 200,193
             Consolidation of Argosy Mining GmbH with National
             Enterprises Inc.


      5      Revenue - land and shelter                                                  421,300
               Cost of sales - land and shelter                                                                 411,631
               Income from operations of subsidiaries                                                             9,669
             Reclassify discontinued operations  - income statement


      6      Common stock transferred by affiliate                                        46,000
               Capital stock                                                                                     46,000
             Common stock transferred by affiliate

                                 EXHIBIT INDEX

Exhibit  Item 601
No.      Category   Exhibit                                                            Page No.
-------  --------   -------                                                            -------
I          99       Share Purchase  Agreement,  dated  November 28, 1996,  among        N/A
                    National   Enterprises  Inc.  and  Danca  Investments  Inc.,
                    pertaining to the sale of all of the issued and  outstanding shares of NRC, Inc.  Filed as Exhibit I to original Form 8-K filed March 27, 1997 and incorporated herein by reference.

II         99       Share Purchase  Agreement,  dated  November 28, 1996,  among        N/A
                    National   Enterprises  Inc.  and  Danca  Investments  Inc.,
                    pertaining to the sale of all of the issued and  outstanding shares of National Building  Systems,  Inc. Filed as Exhibit
                    II  to   original   Form  8-K  filed   March  27,  1997  and
                    incorporated herein by reference.

III        99       Share Purchase  Agreement,  dated  November 28, 1996,  among        N/A
                    National   Enterprises  Inc.  and  Danca   Investments  Inc.
                    pertaining, to the sale of all of the issued and outstanding shares of  Arendswood  Homes,  Inc.  Filed as Exhibit III to
                    Form 8-K filed  March 27,  1997 and  incorporated  herein by reference.

IV         99       Agreement,   dated   November  30,  1997,   among   National        N/A
                    Enterprises,   Inc.,   Argosy   Mining  Corp.   and  Mercury
                    Immobilien und Verwaltungs AG, pertaining to the acquisition of Argosy  Mining  G.m.B.H.  Filed as Exhibit IV to original
                    Form 8-K filed  March 27,  1997 and  incorporated  herein by reference.
